PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 7:-	PROPERTY AND EQUIPMENT, NET

	December 31,
	2024	2023
Cost:

Computer, peripheral equipment and software	$97,450	$112,320
Office furniture and equipment	12,244	14,187
Leasehold improvements	7,695	8,268

	117,389	134,775
Accumulated depreciation:

Computer, peripheral equipment and software	85,213	98,199
Office furniture and equipment	10,350	11,993
Leasehold improvements	6,194	6,362

	101,757	116,554

Property and equipment, net	$15,632	$18,221

Depreciation expenses for the years ended December 31, 2024, 2023 and 2022 were $7,868, $8,276 and $7,986, respectively.

During 2024, the Company retired and fully depreciated assets that were no longer in use. As a result, $21.7 million of cost and related accumulated depreciation was removed from the accounts. No gain or loss was recognized.